                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 1998


                            FRONTIER AIRLINES, INC
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            (Exact name of Registrant as specified in its charter)


       Colorado             0-24126           84-1256945
       --------             -------           ----------
   (State or other         (Commission        (I.R.S. Employer
     jurisdiction          File Number)       Identification No.)
   of incorporation)



       12015 E. 46th Avenue, Denver, CO          80239
   ------------------------------------          -----
   (Address of principal executive offices)     (zip code)


Registrant's telephone number, including area code: (303) 371-7400
                                                    --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 5    OTHER EVENTS
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               On May 25, 1998, Frontier Airlines, Inc. (the "Company"),
          pursuant to the Securities Purchase Agreement between the Company and B III Capital Partners, L.P., dated April 24, 1998, elected B. Ben Baldanza and John E. Luth to its board of directors. The addition of Messrs. Baldanza and Luth bring the total number of members of the board of directors to eight.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (c)  Exhibits
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               99.1 Press release dated May 26, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRONTIER AIRLINES, INC.



Date: May 28, 1998                  By:/s/  Arthur T. Voss
                                       -----------------------------------
                                       Arthur T. Voss, Vice President